SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): May 21, 2002
                                                              (May 22, 2002)

                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


          0-10592                                        14-1630287
  ------------------------------------        -----------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------

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TrustCo Bank Corp NY


Item 5.           Other Events

                  Letter to Shareholders dated May 21, 2002 and Press Release dated May 20, 2002, discussing results of the Annual Meeting held May 20, 2002. Attached is a copy of the Press Release labeled as Exhibit 99(a), and Letter to Shareholders, labeled as Exhibit 99(b). Also, on May 21, 2002, TrustCo Bank Corp NY ("TrustCo") issued a Press Release declaring a cash dividend of $0.15 per share, payable July 1, 2002. Attached is a copy of the Press Release labeled as Exhibit 99(c).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.                Description
                  99(a) Press Release of May 20, 2002, discussing results of the Annual Meeting held on May 20, 2002.

                  99(b)                     Letter to  Shareholders  dated
                                            May 21,  2002,  discussing  results
                                            of the Annual Meeting held on May
                                            20, 2002.

                  99(c) Press Release of May 21, 2002, declaring a cash dividend of $0.15 payable on July 1, 2002 to shareholders of record June 7, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 22, 2002

                                                      TrustCo Bank Corp NY
                                                      (Registrant)


                                                       By:/s/ Robert T. Cushing
                                                       ------------------------
                                                       Robert T. Cushing
                                                       Vice President and
                                                       Chief Financial Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit       Description                                   Page
------------------    ------------------------------                --------
99(a)                 Press Release dated May 20, 2002                 5
                      discussing results of the Annual Meeting held on May 20, 2002.

99(b)                 Letter to Shareholders dated May 21, 2002        6
                      discussing results of the Annual Meeting held on May 20, 2002.

99(c)                 Press Release dated May 21, 2002, declaring      7
                      a quarterly cash dividend of $0.15 per share, payable July 1, 2002, to the shareholders of record at the close of business on June 7, 2002.

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                                                                Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                    News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                                      NASDAQ - TRST
                     Trustco Savings Bank

Contact: Robert L. Leonard
                  Vice President
                  518-381-3693

FOR IMMEDIATE RELEASE:

                      TRUSTCO BANK CORP NY ANNUAL MEETING:
                       ANOTHER RECORD YEAR FOR THE COMPANY

Glenville, New York, May 20, 2002 - Shareholders of TrustCo Bank Corp NY elected three members to the Board of Directors at the Company's annual meeting held today. Directors Robert. T. Cushing, Richard J. Murray, Jr., and William D. Powers were elected to three-year terms, each by an overwhelming majority of the shareholders.

KPMG LLP's appointment as independent auditors for the Company in 2002 was overwhelmingly ratified.

In his remarks to the gathering of several hundred shareholders, Chairman, President, and CEO Robert A. McCormick stated that "2001 was another good year at TrustCo." He projected earnings of $48 million for the current year. Referring to the equity capital provided by shareholders, Mr. McCormick said, "Management should be measured on the basis of how successfully it employs that equity. TrustCo has historically provided returns on equity in excess of its peer group, and our expectation of a 26% return on equity for 2002 will stand out in any market. We anticipate continuing as the Capital Region's leader in the efficient delivery of banking services. Our efficiency level, at approximately 37%, is world-class, and the best in our marketplace by far."

TrustCo Bank Corp NY is a $2.7 billion bank holding company, and through its subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operates 58 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester counties in New York, and Bennington, Vermont. In addition, the bank operates a full service Trust Department with $1.19 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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                                                          Exhibit 99(b)

TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302        Robert A. McCormick
(518) 377-3311   Fax: (518) 381-3668                 President and
                                                     Chief Executive Officer

Subsidiaries:  Trustco Bank, NA
                     Trustco Savings


May 21, 2002


TO OUR SHAREHOLDERS:

I would like to report to you the results of our Annual Meeting held May 20, 2002. The TrustCo shareholders were asked to vote on two proposals this year. Both proposals were approved by an overwhelming majority of the shareholders.

The first proposal dealt with the election of three directors. All three were elected and include:

  Robert T. Cushing, Senior Vice President and Chief Financial Officer, Trustco Bank, N.A.
  Richard J. Murray, Jr., Chief Executive Officer. R. J. Murray Co., Inc. William D. Powers, Partner, Powers, Crane & Co., LLC

The second proposal was the ratification of the appointment of KPMG LLP as the independent auditors for TrustCo for 2002.

We thank all the shareholders who returned their proxies. Your support and confidence are greatly appreciated.

I would also like to report that today the Board of Directors declared a regular quarterly dividend of $0.15 per share. The dividend is payable July 1, 2002 to shareholders of record at the close of business on June 7, 2002.

Thank you for the confidence you have placed in TrustCo.

                                                       Sincerely,

                                                      /s/ Robert A. McCormick

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                                                            Exhibit 99(c)

TRUSTCO
Bank Corp NY                                         News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                          NASDAQ - TRST
                     Trustco Savings Bank

Contact:    Robert M. Leonard
                  Vice President
                  518-381-3693

FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - May 21, 2002. On May 21, 2002, the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable July 1, 2002, to the shareholders of record at the close of business on June 7, 2002.

TrustCo is a $2.7 billion bank holding company and through its subsidiaries Trustco Bank, National Association and Trustco Savings Bank operates 58 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, Washington, and Westchester counties in New York, and Bennington, Vermont. In addition, Trustco Bank operates a full service Trust Department with $1.19 billion in assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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